Exhibit 1
                                                                       ---------

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.50 per share, of Chief Consolidated Mining Company and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 18th day of July, 2001.



Dated:  July 18, 2001

                           SC FUNDAMENTAL VALUE FUND, L.P.

                           By:   SC Fundamental LLC, as
                                 General Partner


                           By:      /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler, Member


                           SC FUNDAMENTAL LLC


                           By:      /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler, Member


                           SC FUNDAMENTAL VALUE BVI, LTD.


                           By: SC Fundamental Value BVI, Inc., as managing general partner of investment manager

                           By:      /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler, Vice President


                           SC-BVI PARTNERS


                           By: SC Fundamental Value BVI, Inc., as managing general partner


                           By:      /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler, Vice President

                           PMC-BVI, INC.


                           By:      /s/  Peter M. Collery
                              --------------------------------------------------
                                Neil H. Koffler as Attorney-in-Fact for
                                Peter M. Collery, President (1)


                           SC FUNDAMENTAL VALUE BVI, INC.


                           By:      /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler, Vice President


                                    /s/  Peter M. Collery
                              --------------------------------------------------
                                Neil H. Koffler as Attorney-in-Fact for
                                Peter M. Collery (1)


                                    /s/  Neil H. Koffler
                              --------------------------------------------------
                                Neil H. Koffler







(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2001, and is hereby incorporated by reference.





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